UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported)         October 18, 2002
                                                 -------------------------------


                                ZYGO CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      0-12944                 06-0964500
----------------------------            ------------         -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
        of Incorporation                File Number)         Identification No.)


Laurel Brook Road, Middlefield, CT                                    06455-0448
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:        (860) 347-8506
                                                   -----------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On October 18, 2002, Zygo Corporation signed a development and manufacturing support services agreement with Philips Electronics North America Corporation,
Exhibit 99.1, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

    Exhibit Number          Description of Document
    --------------          ---------------------------------------------------
         99.1               Development and Manufacturing Support Services
                            Agreement effective December 1, 2001, between Zygo
                            Corporation and Philips Electronics North America
                            Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZYGO CORPORATION


Date:  October 22, 2002                    By: /s/ J. Bruce Robinson
                                               ------------------------------
                                               Name:  J. Bruce Robinson
                                               Title: Chairman, President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

99.1 Development and Manufacturing Support Services Agreement dated October 18, 2002, between Zygo Corporation and Philips Electronics North America Corporation.